Commitments and contingencies	12 Months Ended
Dec. 31, 2017
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Commitments and contingencies
24.	Commitments and contingencies

(a)	Capital commitments

At December 31, 2017, the Company had capital expenditure commitments at the balance sheet date of $49.3 million. These commitments represent minimum non-cancellable obligations and exit costs for cancellable obligations.

(b)	Operating lease commitments

The following table presents the future aggregate minimum lease payments under non-cancellable operating leases as at December 31, 2017:

	December 31, 2017	December 31, 2016

Less than one year	$20,317	$13,805
1 to 5 years	25,621	35,820
More than 5 years	3,125	4,099
	$49,063	$53,724

(c)	Other commitments

During 2017, Oyu Tolgoi signed a new power purchase agreement with the National Power Transmission Grid (“NPTG”) of Mongolia. The power purchase agreement was executed in connection with the power import arrangement between NPTG and the Inner Mongolia Power International Corporation (“IMPIC”). The new arrangement took effect on July 4, 2017, subsequent to the expiry of the previous IMPIC agreement, for a term of up to six years, with possibility of early cancelation after the fourth year, if a domestic power plant is commissioned earlier.

At December 31, 2017, the Company had power purchase commitments of $454.2 million. These commitments represent minimum non-cancellable obligations.

(d)

On January 16, 2018, the Company announced that Oyu Tolgoi received a tax assessment for approximately $155 million from the MTA as a result of a general tax audit for the period covering 2013 through 2015. The Company is of the opinion that Oyu Tolgoi has paid all taxes and charges required under the Investment Agreement (and reconfirmed in the Underground Mine Development and Financing Plan) and Mongolian law.

On March 15, 2018, Oyu Tolgoi filed a notice of dispute with the Government of Mongolia under the Investment Agreement. Oyu Tolgoi agreed to pay an amount of $4.8 million to settle unpaid taxes, fines and penalties for accepted items; this amount was fully provided for at December 31, 2017 and was paid in January 2018.

Oyu Tolgoi initially pursued dispute resolution with the MTA by filing a complaint challenging the tax assessment. Oyu Tolgoi was subsequently notified that the MTA did not have jurisdiction to resolve their complaint.

Chapter 14 of the Investment Agreement outlines the dispute resolution process. The notice of dispute filing is the first step in the process and includes a 60-working-day negotiation period. If the parties are unable to reach a resolution during the 60-working-day period, the dispute can be referred to international arbitration.

The Company accrues for such matters when both a liability is probable and the amount can be reasonably estimated. The Company believes that Oyu Tolgoi has paid all taxes and charges as required under the Investment Agreement and Mongolian law and in the opinion of the Company at December 31, 2017, a provision is not required for the $150 million disputed by the Company relating to the years 2013 through 2015 or any additional amounts related to 2016 or 2017 that could arise if the Company was unsuccessful in their dispute. The amounts that could arise related to 2016 or 2017 would be material. The final amount of taxes to be paid depends on a number of factors including discussions with the government and possible international arbitration. Changes in management’s assessment of the outcome of this matter could result in material adjustments to the Company’s statements of income and financial position.

Due to the size, complexity and nature of Turquoise Hill’s operations, various legal and tax matters arise in the ordinary course of business. Turquoise Hill recognizes a liability with respect to such matters when an outflow of economic resources is assessed as probable and the amount can be reliably estimated. In the opinion of management, these matters will not have a material effect on the consolidated financial statements of the Company.